UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported) July 22, 2008

TELLABS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-9692	36-3831568
(State of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

One Tellabs Center, 1415 W. Diehl Road, Naperville, Illinois	60563
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (630) 798-8800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))

Item 2.02	Results of Operations and Financial Condition.

On July 22, 2008, Tellabs, Inc. reported its results of operations for its fiscal second quarter ended June 27, 2008. A copy of the press release issued by Tellabs, Inc. concerning the foregoing results is furnished herewith as Exhibit 99.1.

The information contained in this Item 2.02 and related information in the accompanying Exhibit 99.1 shall not be incorporated by reference into any filing of Tellabs, Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this Item 2.02, including related information in Exhibit 99.1 hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

In addition to reporting financial results in accordance with generally accepted accounting principles (GAAP), Tellabs, Inc. provides non-GAAP statements of income in the press release as additional information for its operating results. These measures are not in accordance with or an alternative for GAAP and may be different from measures used by other companies. The non-GAAP statements of income eliminate certain items of expenses and losses from cost of revenue, operating expenses, other income and expenses, and income taxes. The Company’s management believes that this presentation enables investors to evaluate the current operational and financial performance of the Company’s business as an indicator of future operational and financial performance. The Company’s management uses these measures for reviewing its financial results and for business planning and performance. The Company’s management discloses this information externally along with a complete reconciliation of its comparable GAAP amounts, to provide access to the detail and general nature of adjustments made to GAAP financial results. Furthermore, while some of these items have been periodically reported in Tellabs, Inc.’s statements of income, including significant restructuring and other charges, their occurrence in future periods depends on future business and economic factors, among other evaluation criteria, and may frequently be beyond the control of management.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of Tellabs, Inc., dated July 22, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TELLABS, INC.
(Registrant)

/s/ Thomas P. Minichiello
Thomas P. Minichiello
Vice President of Finance and Chief Accounting Officer
(Principal Accounting Officer and duly authorized officer)

July 22, 2008

(Date)

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of Tellabs, Inc., dated July 22, 2008.